Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces Record 2Q 2019 Earnings

Oklahoma City, OK, July 26, 2019 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended June 30, 2019.  "We are pleased to announce record pre-tax income for our second quarter results.  Our second quarter performance shows continued balance sheet growth, especially in our core deposits and total loans.  That growth, combined with our excellent efficiency ratio and asset quality, continues to produce outstanding returns in both average assets and average tangible common equity.  These results were achieved despite incurring additional costs related to our status as a public company as well as the addition of our Tulsa location and a second Dallas area location,” said Thomas L. Travis, President and CEO of the Company.

Three months ended June 30, 2019 compared to three months ended June 30, 2018:

-	Pre-tax income of $6.8 million, a 7.07% increase
-	Tax-adjusted income of $5.1 million, a 5.88% increase
-	Interest income on loans, including loan fee income, totaled $12.1 million, a 14.34% increase
-	Average loans of $613.9 million, a 7.32% increase

Six months ended June 30, 2019 compared to six month ended June 30, 2018:

-	Pre-tax income of $13.7 million, a 7.26% increase
-	Tax-adjusted income of $10.2 million, a 7.37% increase
-	Interest income on loans, including loan fee income, totaled $23.7 million, a 10.81% increase
-	Average loans of $600.2 million, a 5.50% increase
-	Total loans of $631.5 million, a 7.16% increase
-	Core deposits of $615.4 million, a 18.84% increase
-	Efficiency ratio of 36.4%, compared to 36.6%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  At June 30, 2019 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.35%, 15.91%, and 17.16% respectively for the Bank.  At June 30, 2019 the Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 12.22%, 15.75%, and 17.00% respectively for the Company on a consolidated basis.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision net income is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense, which some investors may consider to be a more appropriate comparison given our S Corporation status prior to September 2018.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined C Corporation effective tax rate for federal and state income taxes of 25.0% and 24.1% in the second quarter of 2019 and 2018, respectively.  This calculation illustrates only the change from our status as a S Corporation into a C Corporation and does not give effect to any other transaction.  However, we acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended June 30,		Six months ended June 30,
(Dollars in thousands, except per share data)	2019	2018	2019	2018
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$12,101	$10,583	$23,723	$21,408
Loan fee income	(1,369)	(1,117)	(2,658)	(2,949)
Loan interest income excluding loan fee income	$10,732	$9,466	$21,065	$18,459

Average total loans	$613,892	$572,003	$600,224	$569,082
Yield on loans (including loan fee income)	7.91%	7.42%	7.97%	7.53%
Yield on loans (excluding loan fee income)	7.01%	6.64%	7.08%	6.49%

Net interest margin (excluding loan fees)
Net interest income	$10,583	$9,439	$20,936	$19,300
Loan fee income	(1,369)	(1,117)	(2,658)	(2,949)
Net interest income excluding loan fees	$9,214	$8,322	$18,278	$16,351

Average earning assets	$777,190	$704,245	$761,607	$697,905
Net interest margin (including loan fee income)	5.46%	5.38%	5.54%	5.53%
Net interest margin (excluding loan fee income)	4.76%	4.74%	4.84%	4.69%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,830	$6,379	$13,651	$12,728
Plus: Provision (reversal of) for loan losses	-	-	-	(100)
Pre-tax, pre-provision net earnings	$6,830	$6,379	$13,651	$12,828

Adjusted provision for income tax
Net income before income taxes	$6,830	$6,379	$13,651	$12,728
Total effective adjusted tax rate	25.0%	24.1%	25.0%	25.1%
Adjusted provision for income taxes	$1,704	$1,538	$3,409	$3,189

Tax-adjusted net income
Net income before income taxes	$6,830	$6,379	$13,651	$12,728
Adjusted provision for income taxes	1,704	1,538	3,409	3,189
Tax-adjusted net income	$5,126	$4,841	$10,242	$9,539

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$5,126	$4,841	$10,242	$9,539

Average assets (denominator)	$786,773	$712,827	$770,621	$706,560
Tax-adjusted return on average assets	2.61%	2.72%	2.68%	2.72%

Average shareholders' equity (denominator)	$96,044	$75,350	$93,443	$73,395
Tax-adjusted return on average shareholders' equity	21.41%	25.77%	22.10%	25.99%

Average tangible common equity (denominator)	$94,128	$73,223	$91,498	$71,241
Tax-adjusted return on average tangible common equity	21.84%	26.52%	22.57%	27.00%

Weighted average common shares outstanding basic (denominator)	10,187,500	7,287,500	10,187,500	7,287,500
Tax-adjusted net income per common share--basic	0.50	0.66	1.00	1.31

Weighted average common shares outstanding diluted (denominator)	10,192,649	7,287,500	10,187,500	7,287,500
Tax-adjusted net income per common share--diluted	0.50	0.66	1.00	1.31

Tangible assets
Total assets	$798,448	$727,607
Less: Goodwill and intangibles	(1,892)	(2,098)
Tangible assets	$796,556	$725,509

Tangible shareholders' equity
Total shareholders' equity	$99,037	$77,553
Less: Goodwill and intangibles	(1,892)	(2,098)
Tangible shareholders' equity	$97,145	$75,455

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$97,145	$75,455
Tangible assets (denominator)	$796,556	$725,509
Tangible common equity to tangible assets	12.20%	10.40%

End of period common shares outstanding	10,187,500	7,287,500
Book value per share	$9.72	$10.64
Tangible book value per share	$9.54	$10.35
Total shareholders' equity to total assets	12.40%	10.66%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended June 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$162,056	$941	2.33%	$131,084	$554	1.70%
Investment securities(2)	1,063	24	9.06	1,051	—	0.00
Loans held for sale	179	—	0.00	107	—	0.00
Total loans(3)	613,892	10,732	7.01	572,003	9,466	6.64
Total interest-earning assets	777,190	11,697	6.04	704,245	10,020	5.71
Noninterest-earning assets	9,583			8,582
Total assets	$786,773			$712,827

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$294,926	1,388	1.89%	$232,128	794	1.37%
Time deposits	205,978	1,095	2.13	232,925	846	1.46
Total interest-bearing deposits	500,904	2,483	1.99	465,053	1,640	1.41
Other borrowings	—	—	0.00	4,800	58	4.85
Total interest-bearing liabilities	500,904	2,483	1.99	469,853	1,698	1.45

Noninterest-bearing liabilities:
Noninterest-bearing deposits	185,715			163,815
Other noninterest-bearing liabilities	4,110			3,809
Total noninterest-bearing liabilities	189,825			167,624
Shareholders’ equity	96,044			75,350
Total liabilities and shareholders’ equity	$786,773			$712,827

Net interest income excluding loan fee income		$9,214			$8,322
Net interest spread excluding loan fee income(4)			4.05%			4.26%
Net interest margin excluding loan fee income			4.76%			4.74%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended June 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$162,056	$941	2.33%	$131,084	$554	1.70%
Investment securities(2)	1,063	24	9.06	1,051	—	0.00
Loans held for sale	179	—	0.00	107	—	0.00
Total loans(3)	613,892	12,101	7.91	572,003	10,583	7.42
Total interest-earning assets	777,190	13,066	6.74	704,245	11,137	6.34
Noninterest-earning assets	9,583			8,582
Total assets	$786,773			$712,827

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$294,926	1,388	1.89%	$232,128	794	1.37%
Time deposits	205,978	1,095	2.13	232,925	846	1.46
Total interest-bearing deposits	500,904	2,483	1.99	465,053	1,640	1.41
Other borrowings	—	—	0.00	4,800	58	4.85
Total interest-bearing liabilities	500,904	2,483	1.99	469,853	1,698	1.45

Noninterest-bearing liabilities:
Noninterest-bearing deposits	185,715			163,815
Other noninterest-bearing liabilities	4,110			3,809
Total noninterest-bearing liabilities	189,825			167,624
Shareholders’ equity	96,044			75,350
Total liabilities and shareholders’ equity	$786,773			$712,827

Net interest income including loan fee income		$10,583			$9,439
Net interest spread including loan fee income(4)			4.75%			4.89%
Net interest margin including loan fee income			5.46%			5.38%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin Excluding Loan Fee Income
	For the Six Months Ended June 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$160,129	$1,896	2.39%	$127,773	$1,069	1.67%
Investment securities(2)	1,059	24	4.57	1,050	—	0.00
Loans held for sale	195	—	0.00	143	—	0.00
Total loans(3)	600,224	21,065	7.08	568,939	18,459	6.49
Total interest-earning assets	761,607	22,985	6.09	697,905	19,528	5.60
Noninterest-earning assets	9,014			8,655
Total assets	$770,621			$706,560

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$290,204	2,687	1.87%	$221,490	1,406	1.27%
Time deposits	199,276	2,020	2.04	238,093	1,653	1.39
Total interest-bearing deposits	489,480	4,707	1.94	459,583	3,059	1.33
Other borrowings	—	—	0.00	5,083	118	4.64
Total interest-bearing liabilities	489,480	4,707	1.94	464,666	3,177	1.37

Noninterest-bearing liabilities:
Noninterest-bearing deposits	182,760			164,934
Other noninterest-bearing liabilities	4,938			3,565
Total noninterest-bearing liabilities	187,698			168,499
Shareholders’ equity	93,443			73,395
Total liabilities and shareholders’ equity	$770,621			$706,560

Net interest income excluding loan fee income		$18,278			$16,351
Net interest spread excluding loan fee income(4)			4.15%			4.23%
Net interest margin excluding loan fee income			4.84%			4.69%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

	Net Interest Margin With Loan Fee Income
	For the Six Months Ended June 30,
	2019			2018
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-earning assets:
Short-term investments(1)	$160,129	$1,896	2.39%	$127,773	$1,069	1.67%
Investment securities(2)	1,059	24	4.57	1,050	—	0.00
Loans held for sale	195	—	0.00	143	—	0.00
Total loans(3)	600,224	23,723	7.97	568,939	21,408	7.53
Total interest-earning assets	761,607	25,643	6.79	697,905	22,477	6.44
Noninterest-earning assets	9,014			8,655
Total assets	$770,621			$706,560

Funding sources:
Interest-bearing liabilities:
Deposits:
Transaction accounts	$290,204	2,687	1.87%	$221,490	1,406	1.27%
Time deposits	199,276	2,020	2.04	238,093	1,653	1.39
Total interest-bearing deposits	489,480	4,707	1.94	459,583	3,059	1.33
Other borrowings	—	—	0.00	5,083	118	4.64
Total interest-bearing liabilities	489,480	4,707	1.94	464,666	3,177	1.37

Noninterest-bearing liabilities:
Noninterest-bearing deposits	182,760			164,934
Other noninterest-bearing liabilities	4,938			3,565
Total noninterest-bearing liabilities	187,698			168,499
Shareholders’ equity	93,443			73,395
Total liabilities and shareholders’ equity	$770,621			$706,560

Net interest income including loan fee income		$20,936			$19,300
Net interest spread including loan fee income(4)			4.85%			5.07%
Net interest margin including loan fee income			5.54%			5.53%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands, exceper per share data	Unaudited as of
Assets	June 30,	June 30,	December 31,
	2019	2018	2018

Cash and due from banks	$123,763	$96,935	$128,090
Interest-bearing time deposits in other banks	32,632	30,663	31,759
Loans, net	623,614	581,551	592,078
Loans held for sale	8	840	512
Premises and equipment, net	8,757	9,282	7,753
Nonmarketable equity securities	1,069	1,053	1,055
Foreclosed assets held for sale	188	150	110
Goodwill and intangibles	1,892	2,098	1,995
Interest receivable and other assets	6,525	5,035	7,159

Total assets	$798,448	$727,607	$770,511

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$190,092	$168,920	$201,159
Interest-bearing	505,963	472,899	474,743

Total deposits	696,055	641,819	675,902

Borrowings	-	4,800	-
Income taxes payable	20	-	1,913
Interest payable and other liabilities	3,336	3,435	4,229

Total liabilities	699,411	650,054	682,044

Common stock	102	73	102
Additional paid-in capital	80,604	6,987	80,275
Retained earnings	18,331	70,493	8,090

Total shareholders’ equity	99,037	77,553	88,467

Total liabilities and shareholders’ equity	$798,448	$727,607	$770,511

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Dollars in thousands, exceper per share data	2019	2018	2019	2018
Interest Income
Loans, including fees	$12,101	$10,583	$23,723	$21,408
Interest-bearing time deposits in other banks	497	142	914	291
Interest-bearing deposits in other banks	468	412	1,006	778

Total interest income	13,066	11,137	25,643	22,477

Interest Expense
Deposits	2,483	1,640	4,707	3,059
Other borrowings	-	58	-	118

Total interest expense	2,483	1,698	4,707	3,177

Net Interest Income	10,583	9,439	20,936	19,300

Provision for Loan Losses	-	-	-	100

Net Interest Income After Provision for Loan Losses	10,583	9,439	20,936	19,200

Noninterest Income
Secondary market income	40	38	77	78
Service charges on deposit accounts	109	93	169	173
Other	146	355	272	499

Total noninterest income	295	486	518	750

Noninterest Expense
Salaries and employee benefits	2,365	1,845	4,536	3,995
Furniture and equipment	218	152	377	309
Occupancy	378	288	721	579
Data and item processing	276	235	538	468
Accounting, marketing and legal fees	142	110	289	144
Regulatory assessments	31	125	63	251
Advertising and public relations	92	163	278	350
Travel, lodging and entertainment	92	165	134	358
Other	454	463	867	768

Total noninterest expense	4,048	3,546	7,803	7,222

Income Before Taxes	6,830	6,379	13,651	12,728
Income tax expense	1,704	-	3,409	-
Net Income	$5,126	$6,379	$10,242	$12,728

Earnings per common share - basic	$0.50	$0.88	$1.00	$1.75
Diluted earnings per common share	0.50	0.88	1.00	1.75
Weighted average common shares outstanding - basic	10,187,500	7,287,500	10,187,500	7,287,500
Weighted average common shares outstanding - diluted	10,192,649	7,287,500	10,187,500	7,287,500

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference call

Bank7 Corp. has scheduled a conference call to discuss its second quarter 2019 results, which will be broadcast live over the Internet, on Friday, July 26, 2019 at 12:00 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://services.choruscall.com/links/bsvn190726.html.  For those who cannot listen to the live call, a replay will be available through August 9, 2019 and may be accessed by dialing 1-877-344-7529 and using pass code 10133291. Also, an archive of the webcast will be available shortly after the call at https://services.choruscall.com/links/bsvn190726.html for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,”
“expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600